                SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC 20549

                     ------------------------

                             FORM 8-K


                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15 (d)
              OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)    December 15, 1997



       The Money Store Business Loan Backed Certificates, Series 1997-I
--------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)



       New Jersey           333-20817              91-186-4388
       ----------           ---------              -----------

       State or other      (Commission          (IRS Employer
       jurisdiction        File Number)         ID Number)
       incorporation)


       2840 Morris Avenue, Union, New Jersey                   07083
       -------------------------------------------------------------
       (Address of principal executive officer)


       Registrant's Telephone Number,
       including area code:                          908-686-2000
                                                     ---------------


                                      n/a
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

             Item 5      Other Events
                         -----------------------------------------------



       Attached herein as Annex A is a copy of the Monthly Statement sent to Class Certificate holders with respect to the December 15, 1997 Remittance Date.

                               SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the reg has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                   THE MONEY STORE INC.
                                   THE MONEY STORE INVESTMENT CORPORATION
                                   THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                   THE MONEY STORE OF NEW YORK INC.




                                   By: \S\ Harry Puglisi
                                   ----------------------------------------
                                       Name:  Harry Puglisi
                                       Title:  Treasurer






Dated: December 31, 1997

                            SERVICER'S  CERTIFICATE


     IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEME DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE COMMERCIAL MORTGAGE INC REPORTS THE FOLLOWING INFORMATION PERTAINING SERIES 1997-1 FOR THE DECEMBER 10, 1997 DETERMINATION DATE

1.  AVAILABLE FUNDS                                                    $511,617.97


2.  (A)  AGGREGATE CLASS A CERTIFICATE
            PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH         69,557,041.24

    (B)  AGGREGATE CLASS M CERTIFICATE
            PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH          6,624,480.15

    (C)  AGGREGATE CLASS B CERTIFICATE
            PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH          6,624,480.15

    (D)  AGGREGATE POOL PRINCIPAL BALANCE
             AS REPORTED IN THE PRIOR MONTH                          82,806,001.54


3.  PRINCIPAL PREPAYMENTS RECEIVED DURING THE DUE PERIOD
     (A)  NUMBER OF ACCOUNTS                                                     0

     (B)  DOLLARS                                                             0.00


4.  AMOUNT OF CURTAILMENTS RECEIVED DURING THE DUE PERIOD                60,000.00


5.  AMOUNT OF ALL EXCESS PAYMENTS AND MONTHLY PAYMENTS IN
     RESPECT OF PRINCIPAL RECEIVED DURING THE DUE PERIOD                 40,053.72


6.  AGGREGATE AMOUNT OF INTEREST RECEIVED                               686,572.51


7.  (A)  AMOUNT OF MONTHLY ADVANCE                                            0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                  3,848.61


8.  DELINQUENCY AND FORECLOSURE INFORMATION
              (SEE  EXHIBIT  K)


9.  (A)  AMOUNT OF REALIZED LOSSES INCURRED DURING THE DUE PERIOD             0.00

    (B)  THE ACTUAL LOSS AMOUNT FOR SUCH REMITTANCE DATE                      0.00

10.  (A)  CLASS A INTEREST DISTRIBUTION  AMOUNT:
              (i)   ACCRUED INTEREST                                           370,971.00
              (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                     REMITTANCE  DATE  PLUS  INTEREST                                0.00
             (iii)  CLASS A INTEREST DISTRIBUTION AMOUNT ADJUSTMENT               (742.93)
        ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                               370,228.07
                                                                                                    4.89719669
       (B)  CLASS M INTEREST DISTRIBUTION  AMOUNT:
              (i)   ACCRUED INTEREST                                            37,814.70
              (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                     REMITTANCE  DATE  PLUS  INTEREST                                0.00
             (iii)  CLASS M INTEREST DISTRIBUTION AMOUNT ADJUSTMENT                (75.68)
        ADJUSTED CLASS M INTEREST DISTRIBUTION AMOUNT                                                37,739.02
                                                                                                    5.24153056
       (C)  CLASS B INTEREST DISTRIBUTION  AMOUNT:
              (i)   ACCRUED INTEREST                                            39,194.70
              (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                     REMITTANCE  DATE  PLUS  INTEREST                                0.00
             (iii)  CLASS B INTEREST DISTRIBUTION AMOUNT ADJUSTMENT                (78.34)
        ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                                39,116.36
                                                                                                    5.43282778

      (D)  CLASS A PRINCIPAL DISTRIBUTION  AMOUNT:
              (i)   ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL              84,045.12
              (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH OF
                     WARRANTY AND RECEIVED BY THE TRUSTEE                            0.00
             (iii)  SUBSTITUTION  ADJUSTMENTS                                        0.00
             (iv)  PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN                   0.00
             (v)   AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                      0.00
             (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                                 0.00
       TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                                   84,045.12
                                                                                                    1.11170794
      (E)  CLASS M PRINCIPAL DISTRIBUTION  AMOUNT:
              (i)   ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL               8,004.30
              (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH OF
                     WARRANTY AND RECEIVED BY THE TRUSTEE                            0.00
             (iii)  SUBSTITUTION  ADJUSTMENTS                                        0.00
             (iv)  PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN                   0.00
             (v)   AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                      0.00
             (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                                 0.00
       TOTAL CLASS M PRINCIPAL DISTRIBUTION AMOUNT                                                    8,004.30
                                                                                                    1.11170833
       (F)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
              (i)   ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL               8,004.30
              (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH OF
                     WARRANTY AND RECEIVED BY THE TRUSTEE                            0.00
             (iii)  SUBSTITUTION  ADJUSTMENTS                                        0.00
             (iv)  PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN                   0.00
             (v)   AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                      0.00
             (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                                 0.00
       TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                                    8,004.30
                                                                                                    1.11170833


11.  (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT IN CASH
              AND FROM LIQUIDATION OF PERMITTED INSTRUMENTS                                               0.00

       (B)  AMOUNT TO BE TRANSFERRED FROM SPREAD ACCOUNT TO
              CERTIFICATE ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                          0.00

       (C)  THE TOTAL AMOUNT OF GUARANTY PAYMENTS                                                         0.00

       (D)  PAYMENTS WITH RESPECT TO ALTERNATE CREDIT ENHANCEMENT                                         0.00

12.    (A)    AGGREGATE CLASS A CERTIFICATE PRINCIPAL BALANCE AFTER
              DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                      69,472,996.12
                                                                                    918.95497513
       (B)  AGGREGATE CLASS M CERTIFICATE PRINCIPAL BALANCE AFTER
              DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                       6,616,475.85
                                                                                    918.95497917
       (C)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL BALANCE AFTER
              DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                       6,616,475.85
                                                                                    918.95497917
       (D)  POOL PRINCIPAL BALANCE AFTER  DISTRIBUTIONS
               TO BE MADE ON THE REMITTANCE DATE                                   82,705,947.82
                                                                                    918.95497578

13.    (A)  EXTRA INTEREST FOR SUCH REMITTANCE DATE                                   248,970.00

       (B)  EXTRA INTEREST TO BE DISTRIBUTED TO CERTIFICATEHOLDERS                     39,659.50

       (C)  SPREAD ACCOUNT EXCESS  (payable to Spread Account Depositor)                    0.00

       (D)  SPREAD ACCOUNT BALANCE                                                          0.00

       (E)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                                            0.00

14.    (A)  WEIGHTED AVERAGE MATURITY                                                    281.509

       (B)  WEIGHTED AVERAGE BUSINESS LOAN INTEREST RATE                                  10.547%


15.     (A)  SERVICING FEES FOR THE RELATED DUE PERIOD                                 26,038.26
        (B)  DEFERRED SERVICING FEES PAID TO SERVICER THIS PERIOD                           0.00
        (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE ACCOUNT                             4,140.30


16.  AMOUNT OF REIMBURSEMENTS PURSUANT TO:
       (A)  SECTION  5.04 (b)                                                               0.00

       (B)  SECTION  5.04 (c)                                                               0.00

       (C)  SECTION  5.04 (d)(ii)                                                       3,956.53

       (D)  SECTION  5.04 (e)                                                               0.00

       (E)  SECTION  5.04 (f)                                                          26,974.68


17.    (A)  CLASS A REMITTANCE RATE FOR SUCH REMITTANCE DATE                               6.400%

       (B)  CLASS M REMITTANCE RATE FOR SUCH REMITTANCE DATE                               6.850%

       (C)  CLASS B REMITTANCE RATE FOR SUCH REMITTANCE DATE                               7.100%


18.    (A)  CUMULATIVE ACTUAL LOSS AMOUNT FOR SUCH REMITTANCE DATE                          0.00

       (B)  CUMULATIVE REALIZED LOSSES FOR SUCH REMITTANCE DATE                             0.00


19.    (A)  CLASS B SHORTFALL AMOUNT FOR SUCH REMITTANCE DATE                               0.00


20.    (A)  AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT MORTGAGE
               LOANS PURCHASED DURING THE PRIOR DUE PERIOD                                  0.00

       (B)  AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
               SUCH DUE PERIOD                                                              0.00


21.    OTHER INFORMATION AS REQUESTED

I, Harry Puglisi, Treasurer, represent that The Money Store Commercial Mortgage Inc. complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying Servicer's Certificate.



THE  MONEY  STORE  COMMERCIAL MORTGAGE INC.





           By: \S\ Harry Puglisi
           --------------------------

                HARRY PUGLISI
                 TREASURER